SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                        -----------------------------------

                                     FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported):
                                 January 18, 2000

                            BANK OF AMERICA CORPORATION
               (Exact name of registrant as specified in its charter)

                                    Delaware
           (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                              100 North Tryon Street
                             Charlotte, North Carolina
                      (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (704) 386-5000
                (Registrant's telephone number, including area code)

         ITEM 5.  OTHER EVENTS.

         Release of Fourth Quarter Earnings. On January 18, 2000, Bank of America Corporation, the registrant (the "Registrant"), announced financial results for the fourth quarter of fiscal 1999, reporting earnings of $1.90 billion and diluted earnings per common share of $1.10. A copy of the press release announcing the results of the Registrant's fiscal quarter ended December 31, 1999 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated January 18, 2000 with respect to the Registrant's financial results for the fiscal quarter ended December 31, 1999.

                              SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         BANK OF AMERICA CORPORATION



                                         By:  /s/ Marc D. Oken
                                            -----------------------------------
                                                  Marc D. Oken
                                                  Executive Vice President and
                                                   Principal Financial Executive




Dated: January 20, 2000

                                  EXHIBIT INDEX


         EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

         99.1 Press Release dated January 18, 2000 with respect to the Registrant's financial results for the fiscal quarter ended December 31, 1999.

FOR IMMEDIATE RELEASE
January 18, 2000


Contact: Investors  Susan Carr (704-386-8059) or Kevin Stitt (704-386-5667)
         Media      Bob Stickler or Sharon Tucker (704-386-8465)



BANK OF AMERICA OPERATING EARNINGS PER SHARE
RISE 35% TO $1.23 IN THE FOURTH QUARTER;
1999 OPERATING EARNINGS PER SHARE UP 29% TO $4.68

CHARLOTTE, NC, January 18, 2000 - Bank of America Corporation today reported that operating earnings per share increased 35 percent in the fourth quarter of 1999 to $1.23 (diluted) from $.91 a year earlier. Operating net income rose 32 percent to $2.12 billion from $1.60 billion.

As previously disclosed, the company recorded a $213 million after-tax charge to cover costs associated with the merger of NationsBank and BankAmerica in the latest quarter compared to a $441 million after-tax charge a year earlier. As a result, net income for the fourth quarter of 1999 was $1.90 billion, or $1.10 per share, compared to $1.16 billion, or $.66 per share, a year earlier.
Bank of America earned $2.15 billion, or $1.23 per share in the third quarter of 1999.

For all of 1999, Bank of America's operating earnings rose 27 percent to $8.24 billion from $6.49 billion while operating earnings per share increased
29 percent to $4.68 from $3.64. Including merger-related charges, net income in 1999 was up 53 percent to $7.88 billion, or $4.48 per share, compared to $5.17 billion, or $2.90 per share, a year earlier.

more

"1999 was a significant step in the right direction," said Hugh L. McColl, Jr., Bank of America chairman and chief executive officer. "We delivered above-average earnings growth and either met or made progress toward our other financial targets. Our merger transition effort could not have gone more smoothly. We ended the year having consolidated all of our business lines, expanded our investment banking platform, and made substantial progress in our relationship-based strategies. Bank of America is now positioned to work to achieve our next goal, which is to become the most widely recognized and respected financial services brand."

Fourth Quarter Earnings (compared to a year ago)
------------------------------------------------
Revenue rose 11 percent, paced by significant improvements in every fee-based business, especially investment banking, trading, mortgage banking and card income. Meanwhile, expenses and provision expense were lower. The completion of annual tax planning strategies resulted in a lower effective tax rate. Operating earnings represented an 18 percent return on common equity.

Net Interest Income
-------------------
Taxable-equivalent net interest income decreased 2 percent from a year earlier to $4.54 billion. Average managed loans and leases grew an annualized 8 percent, led by increases of more than 30 percent in residential real estate lending. Contributing to the reduction in net interest income were the cost of funding share repurchases and the decisions during the year to sell or securitize loans. Securitizations have the effect of transferring interest revenue to noninterest income. The net yield on earning assets declined 26 basis points to 3.32 percent, reflecting continued margin compression and higher levels of lower-yielding assets.

Noninterest Income
-------------------
Noninterest income grew 35 percent to $3.60 billion. Investment banking and trading income were up sharply, in part due to the impact of market turbulence in the previous year as well as the build out of investment banking capabilities. Mortgage servicing income, card services fees and service charges on deposit accounts also had healthy gains. Other income was also up. Noninterest income has been increasing as a percentage of the company's revenues and reached 44 percent in the fourth quarter.

Securities gains were $14 million, compared to $404 million a year earlier.

more

Efficiency
----------
Noninterest expense decreased 3 percent to $4.55 billion, reflecting cost reductions resulting from recent mergers, somewhat offset by continued spending on technology-related projects associated with the merger of NationsBank and BankAmerica and higher incentive payments associated with the build out of the investment banking platform. The efficiency ratio was 56 percent, an improvement of 825 basis points.

Credit Quality
--------------
Nonperforming assets were $3.20 billion, or .86 percent of loans, leases and foreclosed properties on December 31, 1999, compared to $2.76 billion, or .77 percent, a year earlier. The allowance for credit losses totaled $6.8 billion on December 31, 1999, equal to 224 percent of nonperforming loans and 1.84 percent of loans and leases. It was $7.1 billion, or 1.99 percent of loans and leases, a year earlier.

The provision for credit losses in the fourth quarter was $350 million compared to $510 million a year earlier. Net charge-offs declined to $501 million, equal to an annualized .55 percent of average loans and leases, from $544 million, or
 .60 percent, a year earlier.

The lower provision expense reflects the significant reduction in the risk and size of the company's emerging markets portfolio since September 1998. In addition, foreign losses in 1999 were lower than expected, as several Latin American and Asian economies have stabilized or progressed and their prospects improved. The company's credit outlook for 2000 remains favorable, driven by the expectation of continued healthy economic conditions and growth in loans with historically lower credit risk.

Full-Year Earnings
------------------

Results for the year also reflected favorable operating leverage created by a 6 percent increase in revenue combined with a 4 percent reduction in expenses and a lower tax rate. The return on equity rose more than 300 basis points to 18 percent.

more

Taxable-equivalent net interest income was virtually unchanged at $18.5 billion, as a 9 percent increase in average managed loans and core deposit growth was offset by securitizations, loan sales and spread compression. The net yield on earning assets declined 22 basis points to 3.47 percent.

Noninterest income rose 15 percent, paced by strong increases in trading, deposit services, investment banking, mortgage banking and card income.

Noninterest expense declined 4 percent to $18.0 billion, reflecting cost savings from recent mergers. The efficiency ratio for the year was 55 percent compared to 61 percent last year.

The provision for credit losses was $1.82 billion, down from $2.92 billion a year earlier. Net charge-offs declined to $2.00 billion, equal to .55 percent of average net loans and leases, from $2.47 billion, or .71 percent, a year earlier.

Capital Strength
----------------
Total shareholders' equity was $44.4 billion at December 31, 1999. This represented 7.02 percent of period-end assets, compared to 7.44 percent on December 31, 1998.

In June, the company initiated a share buyback program of up to 130 million shares. Through December, 78 million shares had been purchased, representing an investment in Bank of America stock of almost $5 billion.

Business Segment Results
------------------------
Consumer Banking, which serves individuals and small businesses, earned
$3.9 billion for all of 1999 while Commercial Banking, which serves companies with from $10 million to $500 million in revenue, earned $878 million. Together, they represented 58 percent of the company's operating income. Global Corporate and Investment Banking, which serves large corporate customers, earned $2.3 billion, representing 27 percent of the company's earnings. Principal Investing and Asset Management, which encompasses the private bank, trust, investment management, mutual funds, retail brokerage and principal investing, earned $841 million, representing 10 percent.




more

Bank of America, with $633 billion in assets, is the largest bank in the United States. The company serves more than 30 million households and 2 million businesses across the country, offering customers the largest and most convenient delivery network from offices and ATMs to telephone and internet access. It also provides comprehensive international corporate financial services for clients doing business around the world. The company creates financial relationships featuring a wide array of financial services, from traditional banking products to investments and capital raising within the securities markets. Bank of America stock (ticker: BAC) is listed on the New York, Pacific and London stock exchanges and certain shares are listed on the Tokyo Stock Exchange. Further investor information can be found at www.bankofamerica.com/investor.


                              www.bankofamerica.com

Bank of America Corporation
                                                                         Three Months                          Twelve Months
                                                                      Ended December 31                      Ended December 31
                                                                -------------------------------        -----------------------------
Financial Summary                                                   1999              1998                 1999              1998
------------------                                               ------------     --------------        -------------      ---------
(In millions, except per-share data)

Operating net income                                              $ 2,115            $ 1,603              $ 8,240          $ 6,490
   Operating earnings per common share                               1.24                .92                 4.77             3.73
   Diluted operating earnings per common share                       1.23                .91                 4.68             3.64

Cash basis earnings (1)                                             2,334              1,825                9,128            7,391
   Cash basis earnings per common share                              1.37               1.05                 5.28             4.25
   Cash basis diluted earnings per common share                      1.35               1.04                 5.19             4.15
Dividends paid per common share                                       .50                .45                 1.85             1.59
Price per share of common stock at period end                       50.19              60.13                50.19            60.13
Average common shares                                           1,701.092          1,731.314            1,726.006        1,732.057
Average diluted common shares                                   1,725.187          1,763.055            1,760.058        1,775.760

Summary Income Statement (Operating Basis)
-------------------------------------------
(Taxable-equivalent basis in millions)

Net interest income                                               $ 4,541            $ 4,650             $ 18,452         $ 18,461
Provision for credit losses                                          (350)              (510)              (1,820)          (2,920)
Gains on sales of securities                                           14                404                  240            1,017
Noninterest income                                                  3,596              2,655               14,069           12,189
Other noninterest expense                                          (4,550)            (4,687)             (17,986)         (18,741)
                                                                ------------     --------------        -------------      ----------

Income before income taxes                                          3,251              2,512               12,955           10,006
Income taxes - including FTE adjustment                             1,136                909                4,715            3,516
                                                                ------------     --------------        -------------      ----------
Operating net income                                              $ 2,115            $ 1,603              $ 8,240          $ 6,490
                                                                ============     ==============        =============      ==========

Summary Balance Sheet
----------------------
(Average balances in billions)

Loans and leases                                                $ 364.210          $ 357.636             $362.783        $ 347.840
Managed loans and leases (2)                                      393.708            365.297              388.918          356.802
Securities                                                         86.442             72.302               80.127           66.684
Earning assets                                                    543.564            517.066              531.511          499.739
Total assets                                                      630.743            606.541              616.838          584.487
Deposits                                                          341.913            351.766              341.748          345.485
Shareholders' equity                                               46.792             45.051               46.601           44.829
Common shareholders' equity                                        46.714             44.989               46.527           44.467

Performance Indices (Operating Basis)
--------------------------------------

Return on average common shareholders' equity                       17.95  %           14.12  %             17.70   %        14.54 %
Return on average tangible common shareholders' equity              28.38              23.97                28.46            25.24
Return on average assets                                             1.33               1.05                 1.34             1.11
Return on average tangible assets                                    1.50               1.22                 1.52             1.30
Net interest yield                                                   3.32               3.58                 3.47             3.69
Efficiency ratio                                                    55.91              64.16                55.30            61.15
Cash basis efficiency ratio                                         53.22              61.12                52.57            58.20
Net charge-offs (in millions)                                       $ 501              $ 544              $ 2,000          $ 2,467
   % of average loans and leases                                      .55  %             .60  %               .55   %          .71 %
Managed bankcard net charge-offs as a % of average
   managed bankcard receivables                                      5.29               5.83                 5.57             6.27

Reported Results (Including Merger-Related Charges)
----------------------------------------------------
(In millions, except per-share data)

Net income                                                        $ 1,902            $ 1,162              $ 7,882          $ 5,165
   Earnings per common share                                         1.12                .67                 4.56             2.97
   Diluted earnings per common share                                 1.10                .66                 4.48             2.90
Return on average common shareholders' equity                       16.14              10.23                16.93            11.56

(1) Cash basis earnings equal  operating net income  excluding  amortization  of intangibles.
(2) Prior periods are restated for comparison (e.g.  acquisitions, divestitures and securitizations).

Bank of America Corporation                            - Continued
                                                                                             December 31
                                                                                 -----------------------------------
                                                                                      1999                 1998
                                                                                 -----------------------------------
Balance Sheet Highlights
--------------------------
(In billions, except per-share data)
Loans and leases                                                                   $ 370.662            $ 357.328
Securities                                                                            83.069               80.587
Earning assets                                                                       544.940              525.149
Total assets                                                                         632.574              617.679
Deposits                                                                             347.273              357.260
Shareholders' equity                                                                  44.432               45.938
Common shareholders' equity                                                           44.355               45.866
   Per share                                                                           26.44                26.60

Total equity to assets ratio (period-end)                                               7.02  %              7.44   %

Risk-based capital
   Tier 1 capital ratio                                                                 7.35                 7.06
   Total capital ratio                                                                 10.88                10.94

Leverage ratio                                                                          6.26                 6.22

Common shares issued and outstanding (in millions)                                 1,677.273            1,724.484

Allowance for credit losses                                                          $ 6.828              $ 7.122
Allowance for credit losses as a % of loans and leases                                  1.84  %              1.99   %
Allowance for credit losses as a % of nonperforming loans                             224.48               287.01
Nonperforming loans                                                                  $ 3.042              $ 2.482
Nonperforming assets                                                                   3.205                2.764
Nonperforming assets as a % of:
   Total assets                                                                          .51  %               .45   %
   Loans, leases and foreclosed properties                                               .86                  .77

Other Data
-----------
Full-time equivalent headcount                                                       155,906              170,975
Banking centers                                                                        4,524                4,708
ATMs                                                                                  14,019               14,327


BUSINESS SEGMENT RESULTS - Three Months Ended December 31, 1999
(In millions)
                                                               Operating       Average Loans     Return on Average
                                          Total Revenue       Net Income         and Leases           Equity
                                          -------------    -----------------  -----------------  -------------------

Consumer Banking                             $ 4,551                $ 951          $ 183,244              19%
Commercial Banking                               813                  256             56,912              24
Global Corporate and Investment Banking        1,975                  630            103,999              19
Principal Investing and Asset Management         704                  214             20,165              26


Bank of America Corporation
Consolidated Financial Highlights
(Excludes Merger-Related Charges)
------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions Except Per-Share Information, Shares in Millions)

                                                                            Fourth     Third     Second     First      Fourth
                                                             Year-to-date  Quarter    Quarter   Quarter    Quarter    Quarter
                                                                 1999       1999       1999       1999      1999        1998
                                                             -----------------------------------------------------------------
Net income                                                    $ 8,240    $ 2,115    $ 2,151    $ 2,060    $ 1,914     $ 1,603
Cash basis earnings                                             9,128      2,334      2,373      2,285      2,136       1,825

Earnings per common share                                        4.77       1.24       1.25       1.18       1.10         .92
Diluted earnings per common share                                4.68       1.23       1.23       1.15       1.08         .91
Cash basis earnings per common share                             5.28       1.37       1.38       1.31       1.23        1.05
Cash basis diluted earnings per common share                     5.19       1.35       1.35       1.28       1.20        1.04
Dividends per common share                                       1.85        .50        .45        .45        .45         .45

Average common shares issued and outstanding                1,726.006  1,701.092  1,722.307  1,743.503  1,737.562   1,731.314
Average diluted common shares issued and oustanding         1,760.058  1,725.187  1,755.146  1,786.844  1,779.708   1,763.055
Period-end common shares issued and outstanding             1,677.273  1,677.273  1,710.039  1,722.931  1,740.872   1,724.484

Period-end managed loans and leases*                        $ 400,164  $ 400,164  $ 384,197  $ 379,502  $ 374,103   $ 369,076
Average managed loans and leases*                             388,918    393,708    381,560    377,482    373,368     365,297

           *Prior periods restated for comparison (e.g. acquisitions, divestitures and securitizations).

Performance ratios:
    Return on average assets                                    1.34  %    1.33  %    1.40  %    1.34  %    1.27  %     1.05  %
    Return on average tangible assets                           1.52       1.50       1.58       1.53       1.46        1.22
    Return on average common shareholders' equity              17.70      17.95      18.40      17.64      16.78       14.12
    Return on average tangible common shareholders' equity     28.46      28.38      29.48      28.49      27.44       23.97
    Efficiency ratio                                           55.30      55.91      54.34      54.44      56.59       64.16
    Cash basis efficiency ratio                                52.57      53.22      51.67      51.70      53.76       61.12
    Net interest yield                                          3.47       3.32       3.46       3.53       3.58        3.58

Book value per common share                                  $ 26.44    $ 26.44    $ 26.79    $ 26.44    $ 26.86     $ 26.60

Market price per share of common stock:
    High for the period                                      76  3/8    67  1/2    76  3/8    76  1/8    74  1/2     66  5/8
    Low for the period                                       47  5/8    47  5/8    53  1/4    61  1/2    59  1/2     44
    Closing price                                            50  3/16   50  3/16   55 11/16   73  5/16   70  5/8     60  1/8

Other data:
    Number of banking centers                                  4,524      4,524      4,535      4,531      4,676       4,708
    Number of ATMs                                            14,019     14,019     14,042     14,051     14,229      14,327
    Full-time equivalent employees                           155,906    155,906    158,886    161,919    166,422     170,975


Business Segment Results - Fourth Quarter 1999

                                                                                      Average loans           Return on
                                           Total revenue         Net income            and leases           average equity
                                         ------------------  --------------------  --------------------  ---------------------
Consumer Banking                           $ 4,551   56%       $ 951      45%       $ 183,244      50%            19%
Commercial Banking                             813   10          256      12           56,912      16             24
Global Corporate and Investment Banking      1,975   24          630      30          103,999      29             19
Principal Investing and Asset Management       704    9          214      10           20,165       6             26



Bank of America Corporation
Consolidated Statement of Income
(Operating Results excluding Merger-Related Charges)
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per-Share Information)
                                                                                   Fourth     Third     Second     First    Fourth
                                                                     Year-to-date  Quarter   Quarter   Quarter    Quarter   Quarter
                                                                        1999        1999      1999       1999      1999      1998
                                                                     ---------------------------------------------------------------
Interest income
     Interest and fees on loans and leases                             $ 27,569   $ 7,063   $ 6,883   $ 6,853    $ 6,770    $ 7,030
     Interest and dividends on securities                                 4,826     1,300     1,208     1,143      1,175      1,191
     Federal funds sold and securities
         purchased under agreements to resell                             1,666       458       440       387        381        486
     Trading account assets                                               2,087       535       482       525        545        612
     Other interest income                                                1,175       266       281       298        330        319
                                                                     ---------------------------------------------------------------
          Total interest income                                          37,323     9,622     9,294     9,206      9,201      9,638
                                                                     ---------------------------------------------------------------
Interest expense
     Deposits                                                             9,002     2,324     2,198     2,168      2,312      2,598
     Short-term borrowings                                                5,826     1,638     1,437     1,396      1,355      1,422
     Trading account liabilities                                            658       190       189       150        129        165
     Long-term debt                                                       3,600       995       920       880        805        844
                                                                     ---------------------------------------------------------------
          Total interest expense                                         19,086     5,147     4,744     4,594      4,601      5,029
                                                                     ---------------------------------------------------------------
Net interest income                                                      18,237     4,475     4,550     4,612      4,600      4,609
Provision for credit losses                                               1,820       350       450       510        510        510
                                                                     ---------------------------------------------------------------
Net interest income after provision for credit losses                    16,417     4,125     4,100     4,102      4,090      4,099
Gains on sales of securities                                                240        14        44        52        130        404

Noninterest income
    Service charges on deposit accounts                                   3,645       948       942       900        855        881
    Mortgage servicing income                                               673       210       206       125        132        103
    Investment banking income                                             2,244       599       702       555        388        356
    Trading account profits and fees                                      1,495       287       313       395        500         96
    Brokerage income                                                        724       180       168       192        184        162
    Nondeposit-related service fees                                         554       159       136       123        136        150
    Asset management and fiduciary service fees                           1,023       256       250       274        243        229
    Credit card income                                                    1,791       487       496       448        360        398
    Other income                                                          1,920       470       515       510        425        280
                                                                     ---------------------------------------------------------------
          Total noninterest income                                       14,069     3,596     3,728     3,522      3,223      2,655
                                                                     ---------------------------------------------------------------


Other noninterest expense
    Personnel                                                             9,308     2,378     2,336     2,261      2,333      2,301
    Occupancy                                                             1,627       419       417       395        396        413
    Equipment                                                             1,346       336       313       339        358        384
    Marketing                                                               537        98       145       147        147        135
    Professional fees                                                       630       178       160       166        126        233
    Amortization of intangibles                                             888       219       222       225        222        223
    Data processing                                                         763       195       164       214        190        205
    Telecommunications                                                      549       142       131       140        136        152
    Other general operating                                               1,820       456       498       446        420        493
    General administrative and other                                        518       129       140       124        125        148
                                                                     ---------------------------------------------------------------
          Total other noninterest expense                                17,986     4,550     4,526     4,457      4,453      4,687
                                                                     ---------------------------------------------------------------
Income before income taxes                                               12,740     3,185     3,346     3,219      2,990      2,471
Income tax expense                                                        4,500     1,070     1,195     1,159      1,076        868
                                                                     ---------------------------------------------------------------
Net income                                                              $ 8,240   $ 2,115   $ 2,151   $ 2,060    $ 1,914    $ 1,603
                                                                     ---------------------------------------------------------------
Net income available to common shareholders                             $ 8,234   $ 2,114   $ 2,149   $ 2,059    $ 1,912    $ 1,602
                                                                     ---------------------------------------------------------------
Per-share information
      Earnings per common share                                           $4.77     $1.24     $1.25     $1.18      $1.10      $ .92
                                                                     ---------------------------------------------------------------
      Diluted earnings per common share                                   $4.68     $1.23     $1.23     $1.15      $1.08      $ .91
                                                                     ---------------------------------------------------------------
      Dividends per common share                                          $1.85     $ .50     $ .45     $ .45      $ .45      $ .45
                                                                     ---------------------------------------------------------------
Average common shares issued and outstanding (in thousands)           1,726,006 1,701,092 1,722,307  1,743,503 1,737,562  1,731,314
                                                                     ---------------------------------------------------------------
Average diluted common shares issued and outstanding (in thousands)   1,760,058 1,725,187 1,755,146  1,786,844 1,779,708  1,763,055
                                                                     ---------------------------------------------------------------

Bank of America Corporation
Consolidated Balance Sheet
--------------------------------------------------------------------------------------------------------------------


                                                                               December 31  September 30   December 31
(Dollars in Millions)                                                              1999         1999           1998
--------------------------------------------------------------------------------------------------------------------
Assets
 Cash and cash equivalents                                                       $26,989      $25,414       $28,277
 Time deposits placed and other short-term investments                             4,838        4,846         6,750
 Federal funds sold and securities purchased under agreements to resell           37,928       40,369        27,146
 Trading account assets                                                           38,460       38,651        39,602
 Securities:
    Available-for-sale                                                            81,647       78,353        78,590
    Held-for-investment                                                            1,422        1,483         1,997
--------------------------------------------------------------------------------------------------------------------
      Total securities                                                            83,069       79,836        80,587
--------------------------------------------------------------------------------------------------------------------

 Loans and leases                                                                370,662      360,236       357,328
 Allowance for credit losses                                                      (6,828)      (7,076)       (7,122)
--------------------------------------------------------------------------------------------------------------------
      Loans and leases, net of allowance for credit losses                       363,834      353,160       350,206
--------------------------------------------------------------------------------------------------------------------
 Premises and equipment, net                                                       6,713        6,728         7,289
 Customers' acceptance liability                                                   1,869        2,066         2,671
 Derivative-dealer assets                                                         16,055       18,103        16,400
 Interest receivable                                                               3,777        3,838         3,734
 Mortgage servicing rights                                                         4,093        3,845         2,376
 Goodwill                                                                         12,262       12,414        12,695
 Core deposit and other intangibles                                                1,730        1,800         2,013
 Other assets                                                                     30,957       29,582        37,933
--------------------------------------------------------------------------------------------------------------------
         Total assets                                                           $632,574     $620,652      $617,679
--------------------------------------------------------------------------------------------------------------------

 Liabilities
 Deposits in domestic offices:
    Noninterest-bearing                                                          $93,476      $87,292       $92,623
    Interest-bearing                                                             207,048      202,037       203,644
 Deposits in foreign offices:
    Noninterest-bearing                                                            1,993        1,981         1,713
    Interest-bearing                                                              44,756       45,701        59,280
--------------------------------------------------------------------------------------------------------------------
      Total deposits                                                             347,273      337,011       357,260
--------------------------------------------------------------------------------------------------------------------
 Federal funds purchased and securities sold under agreements to repurchase       74,561       79,739        67,543
 Trading account liabilities                                                      20,958       18,239        14,170
 Derivative-dealer liabilities                                                    16,200       18,689        16,835
 Commercial paper                                                                  7,331        7,826         6,749
 Other short-term borrowings                                                      40,340       32,893        24,742
 Acceptances outstanding                                                           1,869        2,066         2,671
 Accrued expenses and other liabilities                                           19,169       18,993        30,929
 Long-term debt                                                                   55,486       54,352        45,888
 Trust preferred securities                                                        4,955        4,955         4,954
--------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                       588,142      574,763       571,741
--------------------------------------------------------------------------------------------------------------------
 Shareholders' equity
 Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
      outstanding 1,797,702; 1,828,702 and 1,952,039 shares                           77           78            83
 Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
      outstanding - 1,677,273,267; 1,710,039,286 and 1,724,484,305 shares         11,671       13,538        14,837
 Retained earnings                                                                35,681       34,631        30,998
 Accumulated other comprehensive income                                           (2,658)      (1,929)          152
 Other                                                                              (339)        (429)         (132)
--------------------------------------------------------------------------------------------------------------------
         Total shareholders' equity                                               44,432       45,889        45,938
--------------------------------------------------------------------------------------------------------------------
               Total liabilities and shareholders' equity                       $632,574     $620,652      $617,679
--------------------------------------------------------------------------------------------------------------------


   Bank of America Corporation
   Quarterly Taxable-Equivalent Data
   --------------------------------------------------------------------------------------------------------------------
   (Dollars in Millions)
                                                                     Fourth Quarter 1999        Third Quarter 1999
                                                                  -----------------------------------------------------
                                                                           Interest                    Interest
                                                                   Average  Income/  Yield/    Average  Income/  Yield/
                                                                   Balance  Expense   Rate     Balance  Expense   Rate
                                                                  -------- --------- ------   --------- -------- -------
   Earning assets:
      Time deposits placed and other short-term investments         $ 4,512   $ 73   6.33 %   $ 5,018     $ 69   5.50 %
      Federal funds sold and securities purchased under
            agreements to resell                                     39,700    458   4.60      33,074      440   5.30
      Trading account assets                                         38,453    544   5.63      37,453      483   5.14
      Securities:
        Available-for-sale (1)                                       85,009  1,301   6.10      78,779    1,208   6.12
        Held-for-investment                                           1,433     25   7.25       1,482       26   7.02
                                                                  -----------------------------------------------------
             Total securities                                        86,442  1,326   6.12      80,261    1,234   6.13
                                                                  -----------------------------------------------------
      Loans and leases (2):
         Commercial - domestic                                      140,674  2,707   7.64     136,149    2,488   7.25
         Commercial - foreign                                        27,430    453   6.56      28,348      494   6.93
         Commercial real estate - domestic                           24,345    506   8.23      25,056      517   8.19
         Commercial real estate - foreign                               306      6   8.96         295        7   8.80
                                                                  -----------------------------------------------------
             Total commercial                                       192,755  3,672   7.56     189,848    3,506   7.33
                                                                  -----------------------------------------------------
         Residential mortgage                                        79,783  1,450   7.26      80,015    1,431   7.14
         Home equity lines                                           16,882    345   8.12      16,316      321   7.79
         Direct/Indirect consumer                                    42,442    888   8.30      42,740      875   8.13
         Consumer finance                                            21,340    440   8.18      19,923      433   8.62
         Bankcard                                                     8,578    245  11.32       8,923      256  11.38
         Foreign consumer                                             2,430     54   8.77       3,635       86   9.36
                                                                  -----------------------------------------------------
             Total consumer                                         171,455  3,422   7.94     171,552    3,402   7.89
                                                                  -----------------------------------------------------
                  Total loans and leases                            364,210  7,094   7.74     361,400    6,908   7.59
                                                                  -----------------------------------------------------
       Other earning assets                                          10,247    193   7.51      11,358      213   7.40
                                                                  -----------------------------------------------------
             Total earning assets (3)                               543,564  9,688   7.09     528,564    9,347   7.03
                                                                  -----------------------------------------------------
   Cash and cash equivalents                                         25,467                    25,905
   Other assets, less allowance for credit losses                    61,712                    56,979
                                                                  -----------------------------------------------------
            Total assets                                           $630,743                  $611,448
                                                                  -----------------------------------------------------

   Interest-bearing liabilities:
      Domestic interest-bearing deposits:
         Savings                                                    $25,082     80   1.27     $26,037       82   1.25
         NOW and money market deposit accounts                       97,481    639   2.60      96,402      579   2.38
         Consumer CDs and IRAs                                       74,653    932   4.95      73,429      898   4.85
         Negotiated CDs, public funds and other time deposits         6,825     98   5.73       6,609       94   5.66
                                                                  -----------------------------------------------------
            Total domestic interest-bearing deposits                204,041  1,749   3.40     202,477    1,653   3.24
                                                                  -----------------------------------------------------
      Foreign interest-bearing deposits (4):
         Banks located in foreign countries                          14,305    178   4.93      13,668      160   4.65
         Governments and official institutions                        7,121     99   5.53       7,185       90   4.99
         Time, savings and other                                     24,993    298   4.72      25,500      295   4.57
                                                                  -----------------------------------------------------
            Total foreign interest-bearing deposits                  46,419    575   4.91      46,353      545   4.66
                                                                  -----------------------------------------------------
                  Total interest-bearing deposits                   250,460  2,324   3.68     248,830    2,198   3.50
                                                                  -----------------------------------------------------
      Federal funds purchased, securities sold under agreements
            to repurchase and other short-term borrowings           120,858  1,638   5.38     114,934    1,437   4.96
      Trading account liabilities                                    19,223    190   3.92      15,677      189   4.78
      Long-term debt (5)                                             59,972    995   6.63      59,283      920   6.21
                                                                  -----------------------------------------------------
             Total interest-bearing liabilities (6)                 450,513  5,147   4.54     438,724    4,744   4.30
                                                                  -----------------------------------------------------
   Noninterest-bearing sources:
      Noninterest-bearing deposits                                   91,453                    88,168
      Other liabilities                                              41,985                    38,117
      Shareholders' equity                                           46,792                    46,439
                                                                  -----------------------------------------------------
             Total liabilities and shareholders' equity            $630,743                  $611,448
                                                                  -----------------------------------------------------
   Net interest spread                                                               2.55                        2.73
   Impact of noninterest-bearing sources                                              .77                         .73
                                                                  ----------------- -----------------------------------
             Net interest income/yield on earning assets                    $4,541   3.32 %             $4,603   3.46 %
                                                                  -----------------------------------------------------


   (1)   The average balance and yield on available-for-sale securities are based on the average of historical amortized cost balances.
   (2)   Nonperforming  loans  are  included  in  the  respective  average  loan balances.  Income on such  nonperforming  loans is recognized on a cash basis.
   (3)   Interest income includes  taxable-equivalent  basis adjustments of $66, $53,  $51 and $45 in the fourth,  third,  second and first  quarters of 1999 and $41 in the  fourth  quarter  of 1998,  respectively.  Interest income  also  includes  the impact of risk  management  interest  rate contracts,  which increased  interest  income on the underlying  assets $57,
         $103, $83 and $63 in the fourth,  third, second and first quarters of 1999 and $70 in the fourth quarter of 1998, respectively.
   (4)   Primarily consists of time deposits in denominations of $100,000 or more.
   (5)   Long-term debt includes trust preferred securities.
   (6)   Interest expense  includes the impact of risk management  interest rate contracts, which  (increased)   decreased  interest
         expense  on  the underlying  liabilities  $(2),  $6, $52 and $60 in the  fourth,  third, second  and first  quarters  of
         1999 and $27 in the  fourth  quarter of 1998, respectively.




----------------------------------------------------------------------------------

   Second Quarter 1999          First Quarter 1999          Fourth Quarter 1998
----------------------------------------------------------------------------------
            Interest                    Interest                   Interest
 Average    Income/  Yield/   Average   Income/  Yield/   Average  Income/  Yield/
 Balance    Expense   Rate    Balance   Expense   Rate    Balance  Expense   Rate
----------- ------- --------   --------- ------- -------  -------- --------- -------
   $ 5,159     $ 65   5.03 %   $ 6,408     $ 88  5.58 %   $ 6,702   $ 111   6.56 %

    29,521      387   5.25      26,561      381  5.80      29,564     486   6.53
    39,837      528   5.31      41,129      547  5.36      39,391     613   6.19

    76,373    1,139   5.97      73,925    1,161  6.31      69,354   1,162   6.68
     1,482       28   7.61       1,905       33  6.84       2,948      44   6.09
----------------------------------------------------------------------------------
    77,855    1,167   6.00      75,830    1,194  6.33      72,302   1,206   6.66
----------------------------------------------------------------------------------

   138,257    2,473   7.17     138,272    2,444  7.16     136,629   2,542   7.39
    30,209      456   6.05      31,568      494  6.35      32,893     569   6.86
    25,938      533   8.25      26,827      559  8.45      28,427     601   8.38
       289        6   8.48         286        6  8.79         319       8   9.39
----------------------------------------------------------------------------------
   194,693    3,468   7.14     196,953    3,503  7.21     198,268   3,720   7.45
----------------------------------------------------------------------------------
    80,151    1,430   7.14      75,789    1,356  7.18      73,033   1,336   7.30
    15,857      304   7.68      15,537      298  7.79      15,781     326   8.17
    42,240      859   8.15      41,652      847  8.24      40,557     876   8.57
    17,794      424   9.56      15,880      373  9.53      14,368     338   9.33
    10,365      306  11.83      11,287      327 11.76      12,078     366  12.01
     3,653       87   9.55       3,648       89  9.90       3,551      94  10.47
----------------------------------------------------------------------------------
   170,060    3,410   8.03     163,793    3,290  8.11     159,368   3,336   8.32
----------------------------------------------------------------------------------
   364,753    6,878   7.56     360,746    6,793  7.62     357,636   7,056   7.84
----------------------------------------------------------------------------------
    12,924      232   7.23      13,008      243  7.53      11,471     207   7.19
----------------------------------------------------------------------------------
   530,049    9,257   7.00     523,682    9,246  7.13     517,066   9,679   7.44
----------------------------------------------------------------------------------
    25,868                      25,826                     25,834
    59,447                      60,116                     63,641
----------------------------------------------------------------------------------
  $615,364                    $609,624                   $606,541
----------------------------------------------------------------------------------



   $21,799       67   1.24     $21,637       71  1.33     $21,702      91   1.67
   100,897      581   2.31      99,864      575  2.33      97,589     622   2.53
    73,601      847   4.61      74,362      857  4.68      74,923     956   5.06
     6,238       80   5.14       6,914       89  5.20       7,388      96   5.16
----------------------------------------------------------------------------------
   202,535    1,575   3.12     202,777    1,592  3.18     201,602   1,765   3.47
----------------------------------------------------------------------------------

    16,947      196   4.62      20,379      268  5.34      24,938     325   5.17
     8,089       98   4.81       9,172      113  5.02      10,278     143   5.54
    26,354      299   4.56      26,980      339  5.10      26,868     365   5.39
----------------------------------------------------------------------------------
    51,390      593   4.62      56,531      720  5.17      62,084     833   5.32
----------------------------------------------------------------------------------
   253,925    2,168   3.42     259,308    2,312  3.62     263,686   2,598   3.91
----------------------------------------------------------------------------------

   116,339    1,396   4.82     112,384    1,355  4.88     104,416   1,422   5.40
    14,178      150   4.25      12,679      129  4.13      14,194     165   4.62
    58,302      880   6.03      52,642      805  6.12      51,779     844   6.52
----------------------------------------------------------------------------------
   442,744    4,594   4.16     437,013    4,601  4.26     434,075   5,029   4.60
----------------------------------------------------------------------------------

    88,324                      86,623                     88,080
    37,405                      39,709                     39,335
    46,891                      46,279                     45,051
----------------------------------------------------------------------------------
  $615,364                    $609,624                   $606,541
----------------------------------------------------------------------------------
                      2.84                       2.87                       2.84
                       .69                        .71                        .74
----------------------------------------------------------------------------------
             $4,663   3.53 %             $4,645  3.58 %            $4,650   3.58 %
----------------------------------------------------------------------------------


Bank of America Corporation
12-Month Taxable-Equivalent Data
----------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                                                    1999                          1998
                                                                       -----------------------------------------------------------
                                                                                   Interest                      Interest
                                                                        Average    Income/   Yield/    Average   Income/  Yield/
                                                                        Balance    Expense    Rate     Balance   Expense   Rate
                                                                       --------- ---------- -------  ---------- --------- -------
Earning assets:
   Time deposits placed and other short-term investments                  $ 5,268     $ 295    5.59 %   $ 7,649    $ 514   6.72 %
   Federal funds sold and securities purchased under
         agreements to resell                                              32,252     1,666    5.17      27,288    1,828   6.70
   Trading account assets                                                  39,206     2,102    5.36      39,774    2,634   6.62
   Securities:
     Available-for-sale (1)                                                78,552     4,809    6.12      62,571    4,286   6.85
     Held-for-investment                                                    1,575       112    7.16       4,113      282   6.88
                                                                       -----------------------------------------------------------
          Total securities                                                 80,127     4,921    6.14      66,684    4,568   6.85
                                                                       -----------------------------------------------------------
   Loans and leases (2):
      Commercial - domestic                                               138,339    10,112    7.31     130,177    9,988   7.67
      Commercial - foreign                                                 29,374     1,897    6.46      31,015    2,246   7.24
      Commercial real estate - domestic                                    25,533     2,115    8.28      28,418    2,503   8.81
      Commercial real estate - foreign                                        294        25    8.76         330       33  10.05
                                                                       -----------------------------------------------------------
          Total commercial                                                193,540    14,149    7.31     189,940   14,770   7.78
                                                                       -----------------------------------------------------------
      Residential mortgage                                                 78,948     5,667    7.18      70,842    4,880   6.89
      Home equity lines                                                    16,152     1,268    7.85      16,129    1,741  10.79
      Direct/Indirect consumer                                             42,274     3,469    8.21      40,204    3,506   8.72
      Consumer finance                                                     18,752     1,670    8.91      14,368    1,529  10.64
      Bankcard                                                              9,778     1,134   11.59      12,960    1,638  12.64
      Foreign consumer                                                      3,339       316    9.45       3,397      357  10.51
                                                                       -----------------------------------------------------------
          Total consumer                                                  169,243    13,524    7.99     157,900   13,651   8.65
                                                                       -----------------------------------------------------------
               Total loans and leases                                     362,783    27,673    7.63     347,840   28,421   8.17
                                                                       -----------------------------------------------------------
      Other earning assets                                                 11,875       881    7.41      10,504      786   7.49
                                                                       -----------------------------------------------------------
          Total earning assets (3)                                        531,511    37,538    7.06     499,739   38,751   7.75
                                                                       -----------------------------------------------------------
Cash and cash equivalents                                                  25,766                        24,907
Other assets, less allowance for credit losses                             59,561                        59,841
                                                                       -----------------------------------------------------------
         Total assets                                                    $616,838                      $584,487
                                                                       -----------------------------------------------------------

Interest-bearing liabilities:
   Domestic interest-bearing deposits:
      Savings                                                             $23,655       300    1.27     $22,692      421   1.86
      NOW and money market deposit accounts                                98,649     2,374    2.41      96,541    2,536   2.63
      Consumer CDs and IRAs                                                74,010     3,534    4.78      74,655    3,915   5.24
      Negotiated CDs, public funds and other time deposits                  6,646       361    5.44       7,604      414   5.44
                                                                       -----------------------------------------------------------
         Total domestic interest-bearing deposits                         202,960     6,569    3.24     201,492    7,286   3.62
                                                                       -----------------------------------------------------------
   Foreign interest-bearing deposits (4):
      Banks located in foreign countries                                   16,301       802    4.92      24,587    1,405   5.72
      Governments and official institutions                                 7,884       400    5.08      10,517      590   5.61
      Time, savings and other                                              25,949     1,231    4.74      24,261    1,530   6.30
                                                                       -----------------------------------------------------------
         Total foreign interest-bearing deposits                           50,134     2,433    4.85      59,365    3,525   5.94
                                                                       -----------------------------------------------------------
               Total interest-bearing deposits                            253,094     9,002    3.56     260,857   10,811   4.14
                                                                       -----------------------------------------------------------
   Federal funds purchased, securities sold under agreements
         to repurchase and other short-term borrowings                    116,150     5,826    5.02      90,630    5,239   5.78
   Trading account liabilities                                             15,458       658    4.26      17,472      895   5.12
   Long-term debt (5)                                                      57,574     3,600    6.25      49,969    3,345   6.69
                                                                       -----------------------------------------------------------
         Total interest-bearing liabilities (6)                           442,276    19,086    4.32     418,928   20,290   4.84
                                                                       -----------------------------------------------------------
Noninterest-bearing sources:
   Noninterest-bearing deposits                                            88,654                        84,628
   Other liabilities                                                       39,307                        36,102
   Shareholders' equity                                                    46,601                        44,829
                                                                       -----------------------------------------------------------
         Total liabilities and shareholders' equity                      $616,838                      $584,487
                                                                       -----------------------------------------------------------
Net interest spread                                                                            2.74                        2.91
Impact of noninterest-bearing sources                                                           .73                         .78
                                                                       -----------------------------------------------------------
         Net interest income/yield on earning assets                                $18,452    3.47 %            $18,461   3.69 %
                                                                       -----------------------------------------------------------

(1) The average balance and yield on available-for-sale  securities are based on the average of historical  amortized cost balances.
(2) Nonperforming loans are included in the respective  average loan balances.  Income on such nonperforming loans is recognized on a cash basis.
(3) Interest income includes taxable-equivalent basis adjustments of $215, $163 and $157 in  1999,  1998  and  1997,  respectively.
    Interest  income  also includes  the impact of risk  management  interest  rate  contracts,  which increased  interest income on the underlying assets $306, $174, and $159 in 1999, 1998 and 1997, respectively.
(4) Primarily  consists of time deposits in  denominations  of $100,000 or more.
(5) Long-term debt includes trust preferred securities.
(6) Interest  expense  includes  the impact of risk  management  interest  rate contracts,  which decreased  (increased) interest expense on the underlying liabilities $116, $(45) and $15 in 1999, 1998, and 1997, respectively.


Bank of America Corporation
Credit Quality - Nonperforming Assets
---------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)

                                                 December 31,   September 30,     June 30,       March 31,      December 31,
                                                    1999            1999            1999            1999            1998
                                                ---------------------------------------------------------------------------
Nonperforming loans:
    Commercial - domestic                             $1,163         $1,026         $1,085         $1,085          $ 812
    Commercial - foreign                                 486            477            492            434            314
    Commercial real estate - domestic                    191            174            203            272            299
    Commercial real estate - foreign                       3              3              3              3              4
    Residential mortgage                                 529            542            565            634            722
    Home equity lines                                     46             44             44             41             50
    Direct/Indirect consumer                              19             16             17             20             21
    Consumer finance                                     598            519            382            332            246
    Foreign consumer                                       7              9             21             17             14
                                                ---------------------------------------------------------------------------
          Total nonperforming loans                    3,042          2,810          2,812          2,838          2,482

Foreclosed properties                                    163            228            258            282            282
                                                ---------------------------------------------------------------------------

          Total nonperforming assets                  $3,205         $3,038         $3,070         $3,120         $2,764
                                                ---------------------------------------------------------------------------


Loans past due 90 days or more and not classified as
    nonperforming                                      $ 521          $ 466          $ 631          $ 571          $ 611

Nonperforming assets as a percentage of:
    Total assets                                         .51 %          .49 %          .50 %          .51 %          .45 %
    Loans, leases and foreclosed properties              .86            .84            .84            .86            .77


---------------------------------------------------------------------------------------------------------------------------
Total Nonperforming Assets by Business Segment:
    Consumer Banking                                  $1,432         $1,399         $1,383         $1,347         $1,314
    Commercial Banking                                   436            510            580            605            469
    Global Corporate Investment Banking                1,291          1,086          1,066          1,099            937
    Principal Investing and Asset Management              41             42             39             66             40
    Other                                                  5              1              2              3              4
                                                ---------------------------------------------------------------------------
          Total nonperforming assets                  $3,205         $3,038         $3,070         $3,120         $2,764
                                                ---------------------------------------------------------------------------


Bank of America Corporation
Credit Quality - Loan Losses
-----------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                              Year-to-date Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter
                                                  1999          1999          1999          1999           1999          1998
                                              -------------------------------------------------------------------------------------
Gross charge-offs:
   Commercial - domestic                            $ 820         $ 223         $ 213        $ 178         $ 206         $ 137
   Commercial - foreign                               161            29            14           88            30            66
   Commercial real estate - domestic                   19             6             6            5             2             3
   Commercial real estate - foreign                     1             -             -            1             -             -
   Residential mortgage                                35             9            11            8             7             9
   Home equity lines                                   24             7             4            7             6             6
   Bankcard                                           571           112           120          167           172           185
   Direct/Indirect consumer                           545           153           125          127           140           153
   Consumer finance                                   387           104           101           84            98           116
   Other consumer domestic                             (1)            -            (1)           -             -            (1)
   Foreign consumer                                    20             1             7            7             5             5
                                              -------------------------------------------------------------------------------------
        Total                                     $ 2,582         $ 644         $ 600        $ 672         $ 666         $ 679
                                              -------------------------------------------------------------------------------------

Net charge-offs:
   Commercial - domestic                            $ 711         $ 191         $ 192        $ 147         $ 181         $ 113
   Commercial - foreign                               144            22             9           84            29            65
   Commercial real estate - domestic                   (6)            1             1           (6)           (2)            -
   Commercial real estate - foreign                     1             -             -            1             -             -
   Residential mortgage                                28             6            10            7             5             8
   Home equity lines                                   12             4             1            3             4             3
   Bankcard                                           495            94            93          153           155           164
   Direct/Indirect consumer                           370           110            82           83            95           113
   Consumer finance                                   229            72            67           42            48            76
   Other consumer domestic                             (1)            -            (1)           -             -            (1)
   Foreign consumer                                    17             1             6            6             4             3
                                              -------------------------------------------------------------------------------------
        Total                                     $ 2,000         $ 501         $ 460        $ 520         $ 519         $ 544
                                              -------------------------------------------------------------------------------------

Loss ratios:
   Commercial - domestic                              .51 %         .54 %         .56 %        .43 %         .53 %         .33 %
   Commercial - foreign                               .49           .32           .13         1.12           .37           .78
   Commercial real estate - domestic                 (.02)          .02           .03         (.11)         (.02)            -
   Commercial real estate - foreign                   .39           .44           .40          .10             -             -
   Residential mortgage                               .04           .03           .05          .04           .03           .04
   Home equity lines                                  .07           .10           .01          .09           .10           .07
   Bankcard**                                        5.08          4.34          4.11         5.94          5.63          5.49
   Direct/Indirect consumer                           .88          1.02           .77          .78           .93          1.09
   Consumer finance                                  1.22          1.33          1.35          .94          1.22          2.11
   Other consumer domestic                              -             -             -            -             -             -
   Foreign consumer                                   .52           .25           .67          .65           .43           .42
        Total                                         .55           .55           .51          .57           .58           .60

Loss Ratios by Business Segment:
   Consumer Banking                                   .76 %         .93 %         .64 %        .70 %         .76 %        1.01 %
   Commercial Banking                                 .26           .31           .29          .26           .17           .40
   Global Corporate and Investment Banking            .46           .39           .32          .56           .55           .35
   Principal Investing and Asset Management           .44           .29           .89          .35           .24           .01
   Other                                            18.83           n/m           .76         1.30         (1.51)        56.99

Allowance for credit losses                      $ (6,828)     $ (6,828)     $ (7,076)    $ (7,096)     $ (7,123)     $ (7,122)

Allowance for credit losses as a percentage
   of loans and leases                               1.84 %        1.84 %        1.96 %       1.95 %        1.96 %        1.99 %
-----------------------------------------------------------------------------------------------------------------------------------
*  Managed Bankcard receivable net charge-offs    $ 1,077         $ 257         $ 233        $ 294         $ 294         $ 301
** Managed Bankcard portfolio loss ratios            5.57 %        5.29 %        4.83 %       6.13 %        6.01 %        5.83 %

     Average managed Bankcard receivables         $19,358       $19,258       $19,162      $19,204       $19,814       $20,526

n/m = not meaningful

Bank of America Corporation
Capital
----------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                              Fourth        Third        Second         First        Fourth
                                              Year-to-date    Quarter      Quarter       Quarter       Quarter      Quarter
                                                  1999         1999          1999         1999          1999          1998
----------------------------------------------------------------------------------------------------------------------------
Beginning common equity                        $ 45,866     $ 45,811     $ 45,551     $ 46,761     $ 45,866      $ 47,245
  Net income                                      7,882        1,902        2,151        1,915        1,914         1,162
  Dividends                                      (3,199)        (852)        (776)        (787)        (784)         (778)
  Common stock issued                             1,163          154          329          330          350            19
  Common stock repurchased                       (4,858)      (1,954)      (1,182)      (1,722)           -        (1,151)
  Change in FAS 115 adjustment-net
     unrealized gains (losses)                   (2,773)        (726)        (337)      (1,007)        (703)         (625)
  Foreign currency translation
     adjustment and other                           274           20           75           61          118            (6)
----------------------------------------------------------------------------------------------------------------------------
Ending common equity                             44,355       44,355       45,811       45,551       46,761        45,866
----------------------------------------------------------------------------------------------------------------------------

Preferred equity                                     77           77           78           80           70            72
----------------------------------------------------------------------------------------------------------------------------

Total shareholders' equity                     $ 44,432     $ 44,432     $ 45,889     $ 45,631     $ 46,831      $ 45,938
----------------------------------------------------------------------------------------------------------------------------

FAS 115 adjustment - end of period              $(2,470)     $(2,470)     $(1,744)     $(1,407)      $ (400)        $ 303

Total equity as a percentage of total assets       7.02 %       7.02 %       7.39 %       7.43 %       7.62 %        7.44 %
Common equity as a percentage of total assets      7.01         7.01         7.38         7.42         7.61          7.43

Risk-based capital ratios:
  Tier 1 capital                                $38,651      $38,651      $39,380      $38,145      $38,522       $36,849
  Tier 1 capital ratio                             7.35 %       7.35 %       7.71 %       7.38 %       7.40 %        7.06 %
  Total capital                                 $57,192      $57,192      $58,167      $57,365      $58,132       $57,055
  Total capital ratio                             10.88 %      10.88 %      11.39 %      11.09 %      11.17 %       10.94 %

Leverage ratio                                     6.26         6.26         6.59         6.34         6.47          6.22

Risk-weighted assets, net                      $525,625     $525,625     $510,866     $517,130     $520,396      $521,637


Bank of America Corporation
Consolidated Statement of Income
(Operating Results including Merger-Related Charges)
----------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per-Share Information)
                                                                                  Fourth     Third    Second     First     Fourth
                                                                    Year-to-date  Quarter   Quarter   Quarter   Quarter    Quarter
                                                                        1999       1999      1999      1999       1999      1998
                                                                     -------------------------------------------------------------
Interest income
     Interest and fees on loans and leases                            $ 27,569  $ 7,063    $ 6,883   $ 6,853   $ 6,770    $ 7,030
     Interest and dividends on securities                                4,826    1,300      1,208     1,143     1,175      1,191
     Federal funds sold and securities
         purchased under agreements to resell                            1,666      458        440       387       381        486
     Trading account assets                                              2,087      535        482       525       545        612
     Other interest income                                               1,175      266        281       298       330        319
                                                                     -------------------------------------------------------------

          Total interest income                                         37,323    9,622      9,294     9,206     9,201      9,638
                                                                     -------------------------------------------------------------
Interest expense
     Deposits                                                            9,002    2,324      2,198     2,168     2,312      2,598
     Short-term borrowings                                               5,826    1,638      1,437     1,396     1,355      1,422
     Trading account liabilities                                           658      190        189       150       129        165
     Long-term debt                                                      3,600      995        920       880       805        844
                                                                     -------------------------------------------------------------

          Total interest expense                                        19,086    5,147      4,744     4,594     4,601      5,029
                                                                     -------------------------------------------------------------
Net interest income                                                     18,237    4,475      4,550     4,612     4,600      4,609
Provision for credit losses                                              1,820      350        450       510       510        510
                                                                     -------------------------------------------------------------
Net interest income after provision for credit losses                   16,417    4,125      4,100     4,102     4,090      4,099
Gains on sales of securities                                               240       14         44        52       130        404

Noninterest income
    Service charges on deposit accounts                                  3,645      948        942       900       855        881
    Mortgage servicing income                                              673      210        206       125       132        103
    Investment banking income                                            2,244      599        702       555       388        356
    Trading account profits and fees                                     1,495      287        313       395       500         96
    Brokerage income                                                       724      180        168       192       184        162
    Nondeposit-related service fees                                        554      159        136       123       136        150
    Asset management and fiduciary service fees                          1,023      256        250       274       243        229
    Credit card income                                                   1,791      487        496       448       360        398
    Other income                                                         1,920      470        515       510       425        280
                                                                     -------------------------------------------------------------
          Total noninterest income                                      14,069    3,596      3,728     3,522     3,223      2,655
                                                                     -------------------------------------------------------------

Merger-related charges                                                     525      325          -       200         -        600

Other noninterest expense
    Personnel                                                            9,308    2,378      2,336     2,261     2,333      2,301
    Occupancy                                                            1,627      419        417       395       396        413
    Equipment                                                            1,346      336        313       339       358        384
    Marketing                                                              537       98        145       147       147        135
    Professional fees                                                      630      178        160       166       126        233
    Amortization of intangibles                                            888      219        222       225       222        223
    Data processing                                                        763      195        164       214       190        205
    Telecommunications                                                     549      142        131       140       136        152
    Other general operating                                              1,820      456        498       446       420        493
    General administrative and other                                       518      129        140       124       125        148
                                                                     -------------------------------------------------------------
          Total other noninterest expense                               17,986    4,550      4,526     4,457     4,453      4,687
                                                                     -------------------------------------------------------------
Income before income taxes                                              12,215    2,860      3,346     3,019     2,990      1,871
Income tax expense                                                       4,333      958      1,195     1,104     1,076        709
                                                                     -------------------------------------------------------------

Net income                                                             $ 7,882  $ 1,902    $ 2,151   $ 1,915   $ 1,914    $ 1,162
                                                                     -------------------------------------------------------------
Net income available to common shareholders                            $ 7,876  $ 1,901    $ 2,149   $ 1,914   $ 1,912    $ 1,161
                                                                     -------------------------------------------------------------

Per-share information
      Earnings per common share                                          $4.56    $1.12      $1.25     $1.10     $1.10      $ .67
                                                                     -------------------------------------------------------------
      Diluted earnings per common share                                  $4.48    $1.10      $1.23     $1.07     $1.08      $ .66
                                                                     -------------------------------------------------------------
      Dividends per common share                                         $1.85    $ .50      $ .45     $ .45     $ .45      $ .45
                                                                     -------------------------------------------------------------

Average common shares issued and outstanding (in thousands)          1,726,006 1,701,092 1,722,307 1,743,503 1,737,562  1,731,314
                                                                     -------------------------------------------------------------

Average diluted common shares issued and outstanding (in thousands)  1,760,058 1,725,187 1,755,146 1,786,844 1,779,708  1,763,055
                                                                     -------------------------------------------------------------

Bank of America Corporation
Country Risk Reporting
-----------------------------------------------------------------------------------------------------------------------------
Binding Exposure by Region, Country of Risk and Category

(Dollars in Millions)                                                                    Total      Increase      Increase
                                                        Net Revaluation                 Binding    (Decrease)    (Decrease)
                                                           Gains on     Securities/    Exposure       from          from
                                Trade         Other     Derivatives and    Other      December 31, September 30, December 31,
Region/Country                Finance (a)  Financing (b) FX Products     Investments     1999         1999          1997
-----------------------------------------------------------------------------------------------------------------------------
Asia
  China                             $ 11         $ 253            $ 36         $ 56         $ 356         $ 10        $ (409)
  Hong Kong                          176         3,871              35          237         4,319         (223)       (1,312)
  India                               51         1,584              60          289         1,984         (258)         (515)
  Indonesia                            -           407              19           96           522           11          (988)
  Japan                               86         1,458             411        1,846         3,801          376        (3,169)
  Korea (South)                      433         1,098             212          395         2,138          276        (1,666)
  Malaysia                            16           526               1           47           590          (42)         (664)
  Pakistan                            59           250               1           13           323          (55)         (227)
  Philippines                         35           378               3           87           503           14          (260)
  Singapore                            5         1,089              37          161         1,292         (287)       (1,120)
  Taiwan                              16           882              37           26           961         (219)       (1,477)
  Thailand                             6           483              31           88           608         (117)       (1,349)
  Other                               19           129               -            2           150          (14)          (47)
-----------------------------------------------------------------------------------------------------------------------------
     Total                           913        12,408             883        3,343        17,547         (528)      (13,203)
-----------------------------------------------------------------------------------------------------------------------------

Central and Eastern Europe
  Russian Federation                   4             8               -            6            18           (6)         (429)
  Other                                6           356              23           68           453           52          (245)
-----------------------------------------------------------------------------------------------------------------------------
     Total                            10           364              23           74           471           46          (674)
-----------------------------------------------------------------------------------------------------------------------------

Latin America
  Argentina                            4           735               4          395         1,138           90          (505)
  Brazil                             646           968               2          892         2,508         (103)       (1,122)
  Chile                               10           911              16           62           999         (256)         (681)
  Colombia                            22           439               1           30           492          (19)         (293)
  Mexico                             162         2,300             103        1,310         3,875         (283)       (2,237)
  Venezuela                            2           226               -          185           413          (54)         (210)
  Other                              141           125               3           78           347          (40)          (96)
-----------------------------------------------------------------------------------------------------------------------------
     Total                           987         5,704             129        2,952         9,772         (665)       (5,144)
-----------------------------------------------------------------------------------------------------------------------------
     Total                        $1,910       $18,476          $1,035       $6,369       $27,790      $(1,147)     $(19,021)
-----------------------------------------------------------------------------------------------------------------------------
(a)  Includes  extensions of credit with maturities of one year or less that are directly  related to imports or exports and will be liquidated  through the proceeds of  international  trade.  Such  extensions  of credit may include acceptances, pre-export financing where there is a firm export sales order, commercial  letters of credit, as well as other loans and advances directly related to international trade.
(b) This category includes time deposits placed and extensions of credit that do not meet the criteria for Trade Finance.